UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2024

Intorio, Corp.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-255055 (Commission File Number)	98-1578603 (IRS Employer Identification No.)

17875 Von Karman Avenue,

Irvine, California 92614

(Address of Principal Executive Offices)

(323) 909-2866

Registrant’s telephone number, including area code:

______________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.01 Changes in Control of Registrant.

Effective May 16, 2024, Gagi Gogolashvili, the previous sole officer and director and majority shareholder of Intorio, Corp. (the “Company”), entered into a stock purchase agreements for the sale of 2,000,000 shares of Common Stock of the Company, representing approximately 89% of the issued and outstanding shares of Common Stock of the Company as of such date, to six (6) accredited investors, and as such they are able to unilaterally control the election of our board of directors, all matters upon which shareholder approval is required and, ultimately, the direction of our Company.

Upon the resignation of Mr. Gogolashvili from all executive officer positions with the Company, including Chief Executive Officer and President, and as a member of the Board, effective May 16, 2024, Dr. Han-Wen Ou was appointed as Chief Executive Officer, Chief Financial Officer, Secretary and sole Director.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The disclosures set forth in Item 5.01 above are incorporated by reference into this Item 5.02(a).

The business background descriptions of the newly appointed officer and director is as follows:

Han-Wen Ou - Chief Executive Officer and Director

Dr. Ou has received the following degrees: a Bachelor of Science (BSc) from Taipei Medical University, a Master of Functional Medicine (MSc) from University of Western State (UWS), and a Doctor of Clinical Nutrition (PhD, DCN) from Maryland University of Integrative Health (MUIH).

Dr. Ou was formerly a Resident at Taipei Veterans General Hospital (TVGH), and an Attending Physician of Family Medicine at Taipei City Hospital. He is currently Director of The American Academy of Anti-Aging Medicine (A4M) of Taiwan, China, and Singapore, Director of Chinese Functional Medicine Association (CFMA), Director of REDOX Integrative Functional Medicine Center and Director of REDOX Biomedicine CO., LTD.

Item 8.01 Other Events.

Change in Address of Company

Effective May 16, 2024, the Company’s location and the location of the Company’s books and records has changed from 24 Alexander Kazbegi Ave, Tbilisi 0177, Georgia, to 17875 Von Karman Avenue, Irvine, California 92614.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTORIO, CORP.

Dated: May 28, 2024	By:	/s/ Han-Wen Ou
	Name:	Han-Wen Ou
	Title:	CEO

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